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Exhibit 99.2

Fleetwood Enterprises, Inc.
Supplemental Operational Data
Quarter-Ended 4/27/03
(Dollars in thousands)
(Unaudited)

					Recreational Vehicle Group
	Housing Group
					Motor Homes	Travel Trailers	Folding Trailers				Company Total
	Manufacturing		Retail	Total				Total	Supply	Other
Operating revenues	$135,808		$44,653	$180,461	$246,909	$131,927	$26,519	$405,355	$39,553	$1,413	$626,782
Less intercompany sales	(21,428)			(21,428)	—	—	—	—	(31,284)	(1,413)	(54,125)
Total operating revenues	$114,380		$44,653	$159,033	$246,909	$131,927	$26,519	$405,355	$8,269	$—	$572,657
Units sold	4,473		880	NM	2,657	8,236	3,556	14,449

Single-sections	823		129	NM
Multi-sections	3,650		629	NM
Pre-owned	NM		122	NM
Class As					2,153
Class Cs					504
Conventional trailers						5,775
Fifth-wheel trailers						2,340
Truck campers						121
Average selling price	$30,362		$50,742	NM	$92,928	$16,018	$7,458	NM
Gross profit percent	19.5%	(A)	21.4%	NM	14.1%	11.4%	15.5%	13.3%	37.7%		16.3%
Operating income/(loss)	$(9,759)	(A)	$(24,063)	$(33,822)	$9,150	$(2,854)	$(852)	$5,444	$299	$(5,294)	$(33,373)

Operating margin	-7.2%		-53.9%	NM	3.7%	-2.2%	-3.2%	1.3%	3.6%		-5.8%
Depreciation	$2,247		$1,656	$3,903	$646	$961	$395	$2,002	$409	$837	7,151
Capital expenditures (est.)	$104		$33	$137	$2,194	$603	$738	$3,535	$557	$4,252	$8,481

(A)
Excludes $227,000 change in intercompany profit on inventory sold from housing manufacturing to retail stores.

NM
Not meaningful.

Fleetwood Enterprises, Inc.
Supplemental Operational Data
Fiscal Year Ended 4/27/03
(Dollars in thousands)
(Unaudited)

	Housing Group				Recreational Vehicle Group
	Manufacturing		Retail	Total	Motor Homes	Travel Trailers	Folding Trailers	Total	Supply	Other	Company Total
Operating revenues	$667,087		$247,336	$914,423	$918,742	$441,885	$121,968	$1,482,595	$173,915	$5,536	$2,576,469
Less intercompany sales	(115,903)			(115,903)	—	—	—	—	(136,737)	(5,536)	(258,176)

Total operating revenues	$551,184		$247,336	$798,520	$918,742	$441,885	$121,968	$1,482,595	$37,178	$—	$2,318,293
Units sold	22,176		5,004	NM	9,935	30,016	17,118	57,069

Single-sections	4,203		794	NM
Multi-sections	17,973		3,541	NM
Pre-owned	NM		669	NM
Class As					8,316
Class Cs					1,619
Conventional trailers						22,679
Fifth-wheel trailers						6,580
Truck campers						757
Average selling price	$30,081		$49,428	NM	$92,475	$14,722	$7,125	NM
Gross profit percent	20.9	%(A)	20.8%	NM	14.4%	13.5%	19.3%	14.5%	36.7%		18.4%
Operating income/(loss)	$(13,089	)(A)	$(51,734)	$(64,823)	$40,198	$(8,965)	$1,309	$32,542	$2,103	$(2,030)	$(32,208)
Operating margin	-2.0%		-20.9%	NM	4.4%	-2.0%	1.1%	2.2%	5.7%		-1.4%
Depreciation	$8,456		$5,664	$14,120	$2,542	$3,372	$1,596	$7,510	$1,652	$3,223	26,505
Capital expenditures (est.)	$2,656		$782	$3,438	$4,269	$1,425	$1,908	$7,602	$1,104	$7,713	$19,857

(A)
Excludes $5.6 million change in intercompany profit on inventory sold from housing manufacturing to retail stores.

NM
Not meaningful.

Fleetwood Enterprises, Inc.
Supplemental Operational Data
Fiscal Year End 4/27/03
(Dollars in thousands)
(Unaudited)

	Housing Group			Recreational Vehicle Group
	Manufacturing	Retail	Total	Motor Homes	Travel Trailers	Folding Trailers	Total	Supply
(A) Number of facilities	22	136	NM	3	9	1	13	5
(B) Capacity utilization	46%	NM	NM	85%	75%	65%	NM
Number of independent distribution points	1,158	NM	NM	291	686	514	NM
Backlogs
Units	922	800	NM	622	3,700	215	4,537
(C) Sales value	$6,158	$40,594	NM	$57,801	$59,268	$1,603	$118,672
Dealer inventories (units)	9,107			4,616	15,922	10,782	NM
Independent	7,195
Company-owned	1,912

(A)
Number of active facilities at the end of the quarter.

(B)
Based on the production at the end of the period.

(C)
The number of units in the backlog multiplied times the average selling price.

NM
Not meaningful.

QuickLinks

Fleetwood Enterprises, Inc. Supplemental Operational Data Quarter-Ended 4/27/03 (Dollars in thousands) (Unaudited)
Fleetwood Enterprises, Inc. Supplemental Operational Data Fiscal Year Ended 4/27/03 (Dollars in thousands) (Unaudited)
Fleetwood Enterprises, Inc. Supplemental Operational Data Fiscal Year End 4/27/03 (Dollars in thousands) (Unaudited)